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                           SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549

                                 _______________________

                                        FORM 8-K

                                     CURRENT REPORT
                                 _______________________


                         PURSUANT TO SECTION 13 OR 15(d) OF THE
                            SECURITIES EXCHANGE ACT OF 1934

                                      January 7, 1998
                     DATE OF REPORT (Date of earliest event reported)


                                      DILLARD'S, INC.
                  (Exact name of registrant as specified in its charter)

         DELAWARE                    1-6140             71-0388071
       (State or other               (Commission        (IRS Employer
     jurisdiction of incorporation)  File Number)       Identification Number)


                   1600 Cantrell Road, Little Rock, Arkansas  72201
                        (Address of principal executive offices)
                                      (Zip Code)

                                    (501) 376-5200
                  (Registrant's telephone number, including area code)

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Item 5.          Other Events

         Pursuant to the terms and conditions of a Pricing Agreement among Registrant and Chase Securities Inc. and Stephens Inc. dated January 7, 1998, Registrant will issue on or about January 12, 1998 its 6-5/8% Notes limited to $100,000,000 aggregate principal amount maturing on January 15, 2018. The Notes are not subject to redemption prior to the maturity date.

Item 7.          Financial Statements and Exhibits

         (c)  Exhibits

         Exhibit 1(h) Pricing Agreement dated January 7, 1998 among Dillard's, Inc. and Chase Securities Inc. and Stephens Inc.

         Exhibit 4(i)  Form of 6-5/8% Notes

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                             SIGNATURE

         Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              DILLARD'S, INC.
                                                (Registrant)


                                         By: /s/ John Hawkins
                                                John Hawkins
                                                Vice President



Date:  January 9, 1998

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                                  Exhibit Index


                                Exhibits to Form 8-K



  Number in
Exhibit Table                     Exhibit


    1(h)                          Pricing Agreement dated
                                  January 7, 1998 among the
                                  Registrant and Chase
                                  Securities Inc. and Stephens
                                  Inc.


    4(i)                          Form of 6-5/8% Note


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